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                                                                   EXHIBIT 24.1


                    POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned President and
Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8 and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of PricewaterhouseCoopers, LLP, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by PricewaterhouseCoopers, LLP, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of July 2002.

                                 /s/ Samuel J. Palmisano
                                 --------------------------------------
                                 Samuel J. Palmisano
                                 President and Chief Executive Officer



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                       POWER OF ATTORNEY OF JOHN R. JOYCE

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8 and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of PricewaterhouseCoopers, LLP, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by PricewaterhouseCoopers, LLP, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, Edward M. Lineen, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of July 2002.


                            /s/ John R. Joyce
                            -----------------------------------------
                            John R. Joyce

                            Senior Vice President and Chief Financial Officer


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                      POWER OF ATTORNEY OF ROBERT F. WOODS

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8 and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of PricewaterhouseCoopers, LLP, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by PricewaterhouseCoopers, LLP, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of July 2002.

                                       /s/ Robert F. Woods
                                       ------------------------------
                                       Robert F. Woods

                                       Vice President and Controller


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                        POWER OF ATTORNEY OF IBM DIRECTOR

     KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for shares of capital stock of the Corporation or other interests, whether issuable in connection with the acquisition of certain assets and businesses of PricewaterhouseCoopers, LLP, upon the exercise or surrender of any options assumed or exchanged by the Corporation that were issued by PricewaterhouseCoopers, LLP, or upon the grant of options, restricted stock or other equity awards in connection with such acquisition, hereby constitute and appoint Louis V. Gerstner, Jr., John M. Thompson, Samuel J. Palmisano, Edward M. Lineen, John R. Joyce, Robert F. Woods, Jesse J. Greene, Jr., Daniel E. O'Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of July 2002.




                                  /s/ Cathleen Black
                                  ------------------------------
                                  Cathleen Black
                                  Director

                                  /s/ Kenneth I. Chenault
                                  ---------------------------------------------
                                  Kenneth I. Chenault
                                  Director

                                  /s/ Nannerl O. Keohane
                                  ------------------------------
                                  Nannerl O. Keohane
                                  Director

                                  /s/ Charles F. Knight
                                  ------------------------------
                                  Charles F. Knight
                                  Director

                                  /s/ Minoru Makihara
                                  ------------------------------
                                  Minoru Makihara
                                  DIrector

                                  /s/ Lucio A. Noto
                                  ------------------------------
                                  Lucio A. Noto
                                  Director


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                                  /s/ John B. Slaughter
                                  ------------------------------
                                  John B. Slaughter
                                  Director


                                  /s/ Sidney Taurel
                                  ------------------------------
                                  Sidney Taurel
                                  Director

                                  /s/ Alex Trotman
                                  ------------------------------
                                  Alex Trotman
                                  Director

                                  /s/ Charles M. Vest
                                  ------------------------------
                                  Charles M. Vest
                                  Director